Supplement to the Institutional Funds Prospectus dated July 1, 2003

                      John Hancock Dividend Performers Fund
            John Hancock Independence Diversified Core Equity Fund II





On page 12 in the "Transaction Policies" section, under "Exchanges" the second paragraph has been deleted and replaced with the following:


Exchanges

     The funds do not permit market timing or other excessive trading practices which may disrupt portfolio management strategies and increase fund expenses. To protect the interests of other investors in the fund, a fund may cancel the exchange privileges (or reject any exchange or purchase orders) of any parties who, in the opinion of the fund, are engaging in market timing. For these purposes, a fund may consider an investor's trading history in that fund or other John Hancock funds, and accounts under common ownership or control. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.




October 1, 2003